Exhibit 10.5

AMENDED AND RESTATED LICENSE AGREEMENT

This Amended and Restated License Agreement (this “Agreement”), effective as of the date of the last signature hereto (the “Restated Effective Date”), is made by and between Antigenics, Inc., a Massachusetts corporation having offices at 3 Forbes Road, Lexington, MA 02421 (“Antigenics”), Elan Pharma International Limited, a private company limited by shares organized under the laws of Ireland with offices at Monksland, Athlone, County Westmeath, Ireland (“EPIL”) and Elan Pharmaceuticals, Inc., a Delaware corporation having an address at 800 Gateway Boulevard, South San Francisco, CA 94080, U.S.A. (“EPI” and together with EPIL, “Elan”). Antigenics and Elan are each referred to herein as a “Party” and collectively, as the “Parties”.

RECITALS

A. Aquila Biopharmaceuticals, Inc., (“Aquila”) predecessor in interest to Antigenics, Neuralab Limited (“Neuralab”), predecessor in interest to EPIL, and EPI entered into a supply agreement effective November 23, 1999 regarding supply of purified saponins from the tree Quillaja saponaria for use as an immune adjuvant (the “Supply Agreement”).

B. Aquila, Neuralab and EPI entered into a license agreement effective November 23, 1999 regarding use of such purified saponins for use as an immune adjuvant with vaccines and therapeutics for Alzheimer’s disease (as amended April 4, 2002, the “License Agreement”).

C. The Parties acknowledge and agree that Elan made certain [**] pursuant to the Supply Agreement in its letters dated [**],[**], and [**] (each a “[**]” and collectively the “[**]”), that the Parties disagree regarding [**] to [**] such [**] that if [**] on Antigenics, Antigenics might not be able to timely satisfy such Demand Forecasts, that Elan believes that timely delivery of such Demand Forecasts is critical for Elan to meet the [**] necessary for Elan’s [**], and that as a result of the foregoing circumstances, the Parties have been negotiating in good faith to transfer manufacturing technology from Antigenics to Elan and/or a Third Party Manufacturer as the mutually [**] to the [**]. The Parties also wish to provide for different rights and obligations during the Term (as defined below) and thereafter, also as provided in this Agreement.

D. Accordingly, the Parties now wish to enter into this Amended and Restated License and Supply Agreement (this “Agreement”) which will, except as set forth herein, terminate that certain Supply Agreement and will supersede, and amend and restate the Supply

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

Agreement and the License Agreement (together with the Supply Agreement, the “Previous Agreements”), in their entirety on the terms set forth herein. The aspects of the Previous Agreements that the Parties wish to carry forward have been incorporated into this Agreement.

NOW THEREFORE, in consideration of the foregoing premises, the following mutual promises and covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

Definitions

1.0	When used in this Agreement, each of the following terms shall have the meanings as set forth in this Article I.

1.1	“Adjuvant” means the compound or compounds comprising [**] QS-21 isolated from the tree Quillaja saponaria, [**] of [**]. For purposes of defining Licensed Product as used in Article 3 of this Agreement, Adjuvant also means any compound or compounds that are [**] of the foregoing [**] by (i) any party who at any time prior to or after the Effective Date of this Agreement [**] or otherwise directly or indirectly [**] any (a) [**], (b) [**], (c) [**] Antigenics or (d) [**] (a-d collectively, “Antigenics Related Property”); or (ii) any party whose [**] of Antigenics Related Property, [**] (including any [**]) or [**] directly or indirectly at any time prior to or after the Effective Date of this Agreement [**] or otherwise [**] any Antigenics Related Property (whether on behalf of such party or not).

1.2	“Adjuvant Requirements” means the amount of Adjuvant in bulk which Elan and its Sublicensees may require pursuant to the provisions hereof for their research and development, pre-clinical and human clinical testing of Licensed Products and, after Commercial Introduction, production of Licensed Products for commercial sales.

1.3	“Affiliate” means any corporation or other entity that controls, is controlled by, or is under common control with, a party hereto. For purposes of this Section 1.3, an entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than 50% of the voting securities or other ownership interest of the other corporation or entity.

1.4	“cGLPs” means the current Good Laboratory Practices for Finished Pharmaceuticals pursuant to 21 C.F.R.58 et seq., as amended from time to time.

1.5	“cGMPs” means the current Good Manufacturing Practices for Finished Pharmaceuticals pursuant to 21 C.F.R. 210 et seq., as amended from time to time.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

1.6	“CMO” means a contract manufacturing organization under consideration for selection as a Third Party Manufacturer.

1.7	“Collaboration Agreement” means the Research, Development and Commercialization Agreement by and among American Home Products Corporation acting through American Home Products Corporation’s Wyeth-Ayerst Laboratories Division, and Neuralab Limited dated March 17, 2000, and amendments thereto.

1.8	“Commercial Introduction” means on a country-by-country basis the date of first commercial sale (other than for purposes of obtaining regulatory approval) of a Licensed Product by Elan or its Sublicensees in such country.

1.9	“Control” or Controlled” means with respect to any material, item of information or intellectual property right, the possession, whether by ownership, license or otherwise, of the right to grant a license, sublicense or other right with respect thereto.

1.10	“FDA” means the United States Food and Drug Administration or any corresponding regulatory authority in the Licensed Territory.

1.11	“Field of Use” means the use of Licensed Product for the prevention or treatment of Alzheimer’s disease.

1.12	“Good Clinical Practice” means such practices as are prescribed by the FDA’s “Good Clinical Practice Consolidated Guideline.”

1.13	“Know-how” means materials, data, results, formulae, designs, specifications, methods, processes, improvements, techniques, ideas, discoveries, technical information, process information, clinical information and any other information, whether or not any of the foregoing is patentable, which is known to, and is Confidential Information and proprietary to, Antigenics or is Controlled by Antigenics, to the extent that any of the foregoing (i) is necessary or reasonably useful to practice the Licensed Patent Rights in the Field in accordance with this Agreement, or (ii) is otherwise necessary or reasonably useful for the use of Adjuvant in connection with the development, manufacture, use or sale of any Licensed Product; provided however, that the term “Know-how” shall not include (a) the [**], or (b) any of the foregoing that is [**] to [**], except to the extent that [**] thereunder. For the avoidance of doubt, Confidential Information contained in Antigenics’ BMF constitutes Know-How hereunder.

1.14

“Licensed Patent Rights” means any and all patent applications and patents (including inventor’s certificates and utility models) throughout the world, including any substitutions, extensions, reissues, reexaminations, renewals, divisions, continuations and continuations-in-part of the foregoing, Controlled by Antigenics (regardless of any

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

royalty or other payments to a Third Party required of Antigenics), to the extent that any of the foregoing covers, in whole or in part, the development, manufacture, use, importation, offer for sale, or sale of Adjuvant in connection with the development, manufacture, use, importation, offer for sale or sale of any Licensed Product. The “Licensed Patent Rights” existing as of the Restated Effective Date are listed on Exhibit A attached and incorporated into this Agreement.

1.15	“Licensed Product” means any product comprising [**] or an [**] thereof (the [**] comprising at [**] from [**] in combination with the Adjuvant. [**] is an internal [**] of [**] of a [**] termed [**].

1.16	“Licensed Territory” means the world.

1.17	“Manufacturing Improvements” shall mean any development, enhancement, improvement, modification or derivative (whether or not patentable) to the Adjuvant manufacturing, quality control and purification process to the extent that any of the foregoing is necessary [**] for the manufacture of Adjuvant, which improvements are first made, discovered, conceived, or reduced to practice by or on behalf of Elan or its Affiliates or Sublicensees at any time during the terms of the Prior Agreements or after the Restated Effective Date, provided however, that the term “Manufacturing Improvements” shall not include any of the foregoing that is [**], except to the extent that [**] thereunder.

1.18	“Manufacturing Technology” means materials, data, results, formulae, designs, specifications, methods, processes, improvements, techniques, ideas, discoveries, technical information, process information, clinical information and any other information, whether or not any of the foregoing is patentable, which is known to and is Confidential Information and proprietary to Antigenics or is Controlled by Antigenics to the extent that any of the foregoing is necessary [**] for the manufacture of Adjuvant in accordance with the Specifications; provided however, that the term “Manufacturing Technology” shall not include any of the foregoing that is [**].

1.19

“Net Sales” means the gross invoiced sales price of all Licensed Products sold by Elan or its Sublicensees or its distributors to Third Party end users, after deduction of the following items to the extent such items are incurred, taken or borne by the seller thereof and do not exceed reasonable and customary amounts in the market in which such sale occurred: (a) trade, cash or quantity discounts or rebates; (b) credits or allowances given or made for rejection or approved return of goods; (c) taxes or government charges, duties or tariffs (other than an income tax) levied on the sale, transportation or delivery of a Licensed Product. Sales between Elan and its Affiliates or Sublicensees or its distributors shall be excluded from the computation of Net Sales except where such

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

Affiliates or Sublicensees are end users, but Net Sales shall include the subsequent final sales to Third Party end users by such Affiliates, Sublicensees, or distributors.

1.20	“New Site” means the manufacturing site of the selected Third Party Manufacturer.

1.21	“Restated Effective Date” shall mean the date set forth in the first paragraph of this Agreement

1.22	“Specifications” shall mean the product release specifications as defined in Exhibit B.

1.23	“Sublicense” shall mean an agreement or arrangement pursuant to which such a sublicense has been granted as defined in Section 2.1.1.

1.24	“Sublicensee(s)” means a third party granted a Sublicense, including without limitation, Wyeth.

1.25	“Technology Transfer Events” means the events involved in the transfer of Manufacturing Technology as set forth in Section 10.2.1.

1.26	“Technology Transfer Package” means all available technical and regulatory information regarding the Manufacturing Technology owned or Controlled by Antigenics or its Affiliates as set forth in Phase 1 of the Technology Transfer Plan.

1.27	“Technology Transfer Plan” means the written technology transfer plan attached hereto as Exhibit C.

1.28	“Term” is defined in Section 8.1.

1.29	“Third Party” means any party other than a Party, their respective Affiliates or a Sublicensee.

1.30	“Third Party Manufacturer” means a commercial entity designated by Elan to implement the Technology Transfer Package and manufacture Adjuvant in accordance with this Agreement, which commercial entity may be a CMO, other Third Party, Wyeth or Elan.

1.31	“Valid Claim” means a claim in an issued, unexpired patent in the Licensed Patent Rights, which has not been held invalid, unpatentable or unenforceable in an unappealed or unappealable decision of a court or other governmental body of competent jurisdiction, which has not been rendered unenforceable through disclaimer or otherwise, and which has not been lost through an interference proceeding.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

ARTICLE II

Licenses

2.1	Grant of License Rights to Elan. Antigenics hereby (i) restates and grants to Elan the exclusive license within the Licensed Territory to use and practice the Know-how and Licensed Patent Rights to develop, make, have made, use, sell, offer for sale, import, and have sold Licensed Products within the Field of Use; and (ii) hereby grants to Elan an exclusive license within the Licensed Territory to use and practice the Licensed Patent Rights, Know-how and Manufacturing Technology to make, have made and use Adjuvant solely to develop, make, have made, use, sell, offer for sale, import, and have sold Licensed Products within the Field of Use and for no other purpose. In no event shall Elan, its Sublicensees, or any Third Party Manufacturer acting at Elan’s or its Sublicensees’ instruction, practice the Licensed Patent Rights, Know-How, or Manufacturing Technology for purposes other than as set forth above, including without limitation, to (i) make or have made Adjuvant for products other than Licensed Products in the Field of Use, (ii) to make, have made or use any [**] for any purpose or (iii) to [**] or other activities (“[**]”) with any compound that is [**] of [**], provided, however, the Parties agree that such [**] are permitted solely for uses directly related to the [**] required [**] which [**].

2.1.1	Elan Sublicenses. Elan shall have the right to grant sublicenses of its rights under this Agreement with respect to Licensed Products only as follows:

(a)	Elan may grant a sublicense to (i) a Third Party Manufacturer for purposes of manufacturing the Adjuvant for use in Licensed Products, and (ii) a third party for purposes of manufacturing the Licensed Products developed by or under continuing development by Elan; and

(b)	Elan may grant a sublicense to a third party that enters into a joint development, joint venture agreement or similar type of arrangement with Elan in connection with Licensed Products to be developed by Elan and the third party; and

(c)	Elan may grant a sublicense to a third party for purposes of marketing the Licensed Products where local law requires a local party to market the Licensed Products.

Elan shall promptly notify Antigenics of the execution of each Sublicense and shall provide Antigenics with a copy of the same. All such agreements shall constitute proprietary information of Elan and Antigenics shall maintain the confidentiality of such agreements in accordance with the terms and conditions of Article 7.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

2.1.2	[**] Transfer of [**], [**] and [**]. On an [**] from [**] during [**], Antigenics shall [**] to [**] in writing any and all new (i) [**] (a) that is [**] the [**] in the [**] in accordance with this Agreement, or (b) that is otherwise necessary for the [**] of [**] in connection with the [**] of any [**], or (c) that is otherwise expressly required under this Agreement to be disclosed after the Restated Effective Date, and (ii) [**] then existent, whether or not potentially patentable, and (iii) [**] then existent.

2.2	Grant of License Rights to Antigenics. Elan hereby grants to Antigenics and its Affiliates a world-wide, royalty-free, fully paid up, perpetual, non-exclusive license to practice and use Manufacturing Improvements Controlled by Elan to make, have made, use, sell, offer for sale and import Adjuvant. To the extent that Elan subcontracts or sublicenses with its Affiliates or Third Parties, Elan shall use its best efforts to obtain the right under the intellectual property rights of such Affiliate or Third Party that constitute Manufacturing Improvements, with the right to grant sublicenses to Antigenics and its Affiliates (and such license shall be further sublicensable by Antigenics), to practice and use Manufacturing Improvements to make, have made, use, sell, offer for sale and import Adjuvant.

2.2.1	Antigenics Sublicenses. Antigenics shall have the right to grant sublicenses to Manufacturing Improvements to any of Antigenics’ Affiliates or licensees desirous of such sublicense subject to the remaining provisions of this Section 2.2.1. Antigenics’ right to grant sublicenses to Manufacturing Improvements not jointly owned by Antigenics shall be [**] to (i) [**] to Elan of [**] by [**] (ii) a [**] of [**] to [**] of any [**] by [**].

2.2.2	Disclosure of Manufacturing Improvements. Elan shall promptly disclose all Manufacturing Improvements that are Controlled by Elan to Antigenics that may reasonably affect the yield, scale, cost, purity or efficiency of the manufacturing process, or the Specifications, provided, however, that in no event shall Elan be required to make any disclosure that contrary to law or in conflict with its contractual obligations to a third party.

ARTICLE III

Payments

3.1	Technology Transfer Payments. As consideration for the transfer of Manufacturing Technology from Antigenics to Elan, Elan shall compensate Antigenics the non-refundable payments as set forth below in this Section 3.1. For the avoidance of doubt, the events and corresponding payment obligations referenced in this Section 3.1 are not necessarily in chronological order. For example, if item d) is achieved prior to item c), payment shall be owing for item d) notwithstanding the fact that item c) is still outstanding.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

a)	[**] dollars ($[**]) to be paid within [**] after execution of this Agreement;

b)	Reasonable consultancy costs to perform Consulting Services, not to exceed [**] dollars ($[**]) [**].

c)	[**] dollars ($[**]) to be paid within [**] after the transfer of the Technology Transfer Package is complete;

d)	[**] dollars ($[**]) to be paid within [**] after the earlier of (i) successful [**] of the [**] of [**] by Elan or the Third Party Manufacturer, or (ii) the [**] of the Restated Effective Date; provided, however that within such [**] period [**] has made commercially reasonably diligent efforts to [**] its [**] under Section [**] and [**].

3.2	Milestones. As further consideration for the rights and licenses granted to Elan, within [**] after achievement of each of the milestones set forth below for each Licensed Product in the Field of Use, Elan will pay to Antigenics the milestone payments set forth below:

(a)	[**] upon [**] of the [**] in the [**] (or its equivalent).

(b)	[**] upon [**] of the [**] in the [**] (or its equivalent).

(c)	[**] upon the [**] (or equivalent [**]) with [**] or the equivalent [**] in [**]; and

(d)	[**] upon [**] of such [**] (or equivalent [**]) or the equivalent [**] in [**].

Elan shall promptly give Antigenics notice of the occurrence of each milestone. If any milestone is achieved with respect to the Licensed Product, and at such time any one or more of the previously listed milestones have not been achieved with respect to such Licensed Product, then at the time of the payment of the milestone payment for such achieved milestone, Elan shall pay to Antigenics the previously unpaid payments for such unmet milestones.

3.3	Royalties and Sublicense fees. Subject to other terms of this agreement, and as further consideration for the rights and licenses granted to Elan hereunder, Elan shall pay to Antigenics royalties and Sublicense fees as follows:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

(a)	(i) During the term of the Agreement, Elan will pay to Antigenics during each calendar year a royalty of [**] percent ([**]%) of Net Sales of Licensed Product until Net Sales of such Licensed Product during such calendar year reach [**] dollars ($[**]); thereafter until the [**] of such calendar year, Elan will pay to Antigenics a royalty equal to [**] percent ([**]%) of subsequent Net Sales of Licensed Product.

(ii) Notwithstanding the foregoing, the royalty rate otherwise applicable under Section 3.3(a)(i) shall be reduced by [**]% in the event the Licensed Product is not covered by a Valid Claim at the time of Net Sale.

(iii) In addition, in consideration for the rights and licenses to the Manufacturing Technology, and Antigenics’ agreement to provide expertise in connection therewith in accordance with this Agreement, Elan will pay to Antigenics during each calendar year a royalty of [**] percent ([**]%) of Net Sales of Licensed Product until Net Sales of such Product during such calendar year reach [**] dollars ($[**]); thereafter until the end of such calendar year, Elan will pay to Antigenics a royalty equal to [**] percent ([**]%) of subsequent Net Sales of Licensed Product; provided however that [**] shall the [**] to [**] under Sections [**] and [**] in any given calendar year [**] the [**] that [**] above and, provided further, that [**] shall the [**] to [**] in a given calendar year [**] percent ([**]%) of Net Sales of Licensed Product in the calendar year in which such royalties are due.

Elan will make royalty payments on a country-by-country basis for the longer of (i) ten (10) years from first commercial sale of Licensed Product in such country; or (ii) if a Valid Patent for the Licensed Product is issued in that country, until the expiration of the last to expire of the Valid Patents.

(b)	In the event that Elan should enter into a Sublicense for Licensed Product, Elan will pay to Antigenics [**] percent ([**]%) of all Sublicense fees received by Elan from its Sublicensees for Licensed Products up until [**] of the [**], which shall be understood to include [**] but to exclude all [**]. For the sake and clarity and for purposes of this Section 3.3 (b), all amounts received after [**] by Elan from Wyeth pursuant to Section [**] (as amended) of the Collaboration Agreement for the Licensed Products shall be considered to be [**]. Antigenics and Elan acknowledge that such payments received by Elan from Wyeth after [**] will be [**] percent ([**]%) of the [**] set forth in the original Section [**] of the Collaboration Agreement (or [**]% of the [**] set forth in [**] of the [**] to the Collaboration Agreement dated [**]), and Elan agrees that such payments shall be deemed to be attributable in their entirety to [**] (each such payment to Elan by Wyeth a “Wyeth Payment”). In the event that Elan receives a Wyeth Payment, the amount payable by Elan to Antigenics under this Section 3.3(b) shall be [**] percent ([**] %) of such Wyeth Payment.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

3.4	Excluded Products. Notwithstanding any other provision of this Agreement, Elan shall not be obligated to pay Antigenics milestone, royalty or other types of payments with respect products developed or acquired by Elan within the Field of Use which do not constitute Licensed Products, including but not limited to, [**] or [**] without [**] with [**] other than [**], and other [**] of [**]. If Licensed Products are used for [**] to [**] for use in [**], such [**] are not excluded.

3.5	Royalty Payments, Reports and Records

3.5.1	Commercial Introduction. Elan shall promptly give Antigenics notice of the occurrence of Commercial Introduction of the Licensed Products.

3.5.2	Royalty Payments.

(a)	Payments: Deduction of Taxes. After the date of the Commercial Introduction of the first Licensed Product, a royalty report and payment under this Agreement on Net Sales will be due and payable from Elan to Antigenics within [**] after [**] of each calendar year. Payments due under Section 3.3 (b) attributable to Sublicense fees shall be made at the end of the quarter when such license fees are payable. Elan will remit any such payment due to Antigenics under this Agreement by check payable to Antigenics. Any tax paid or required to be withheld by Elan on account of royalties payable to Antigenics under this Agreement shall be deducted from the amount of royalties otherwise due. Elan shall make applicable withholding payments due on behalf of Antigenics and shall promptly provide Antigenics with written documentation of any such taxes withheld and paid by Elan or its Sublicensees for the benefit of Antigenics. Notwithstanding the foregoing, the Parties acknowledge and agree that royalties owing to Antigenics under this Agreement may be paid without deduction for taxes once the appropriate withholding tax clearance is received from the relevant Irish tax authorities. Elan shall reasonably cooperate with Antigenics in seeking this clearance.

(b)	Foreign Currency Conversion. For sales of any Licensed Product that occur in a currency other than United States dollars (“Foreign Currency Sales”), the quarterly royalty payment will be calculated as follows:

(A/B) X C = United States dollars royalty payment on Foreign Currency Sales, where

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

A = foreign currency Net Sales per quarter

B = foreign exchange conversion rate, expressed in local currency per Untied States dollar (using as the applicable foreign exchange conversion rate the average of the rate published in the Wall Street Journal or any other mutually agreed-upon source for the last business day of each of the [**] of the quarter); and

C = the royalty rate applicable to such Net Sales under Section 3.3.

3.5.3	Royalty Reports. After the date of Commercial Introduction of the first Licensed Product Elan shall render to Antigenics, together with the royalty payment due under Section 3.5.2 for a given calendar quarter, within [**] of the end of such quarter, a written account for such calendar quarter showing (a) total gross sales and Net Sales, and the total gross royalty and license fee revenues paid to Elan by any Sublicensee(s) during such calendar quarter, and (b) a calculation of the royalty rate and royalties payable under Section 3.3 (including, in the case of foreign currency sales, the total foreign currency Net Sales during such calendar quarter, the applicable foreign exchange conversion rate(s) and the total United States dollar royalty payment amount).

3.5.4	Elan’s Recordkeeping and Inspection. After the date of Commercial Introduction of the first Licensed Product, Elan shall keep for at least [**] records of all sales of Licensed Products in sufficient detail to permit Antigenics to confirm the accuracy of Elan’s royalty calculations. At the request of Antigenics no more frequently than [**], upon at least [**] prior written notice to Elan from Antigenics, and at the expense of Antigenics (except as otherwise provided below), Elan shall permit a nationally recognized, independent certified public accountant selected by Antigenics and acceptable to Elan to inspect, during regular business hours, any such Elan records for the then-preceding [**] solely to the extent necessary to verify such calculations, provided that such accountant in advance has entered into a confidentiality agreement with Elan (substantially similar to the confidentiality provisions of this Agreement) limiting the disclosure of such information to authorized representatives of the Parties. Results of any such inspection shall be made available to both Parties. If such inspection reveals a deficiency in the calculation of royalties resulting in an underpayment to Antigenics, Elan shall promptly pay the difference owing, and in the event that the deficiency in the calculation of royalties results in an underpayment to Antigenics by [**] ([**]) or more, Elan shall pay all reasonable costs and expenses of such inspection.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

ARTICLE IV

Due Diligence

4.1	Maintenance of License. In order to maintain the license granted pursuant to Section 2.1 with respect to a designated Licensed Product, Elan and its Sublicensees collectively, shall [**] specifically related to the [**] and [**] of Licensed Products of [**] than [**].

If Elan shall fail to achieve the above objective and such failure shall remain unremedied for a period of [**] after notice of such failure to Elan by Antigenics (the “Grace Period”), this license shall automatically terminate at the end of the Grace Period. Notwithstanding the foregoing, if such failure is a result of Elan not [**] a [**] to [**] and reasonable evidence is submitted by Elan to Antigenics that [**] can [**] in a reasonable period of time, Elan may request that the Grace Period be extended for [**] in the request. Antigenics shall not unreasonably withhold its consent to such extension but in no event shall the Grace Period exceed [**]. Antigenics shall not unreasonably withhold its consent to [**] in the [**] requested in writing by Elan and supported by reasonable evidence of [**] in the [**] or [**] that could have not have been reasonably anticipated or avoided. Not withstanding the foregoing, Antigenics shall not have the right to terminate the license for failure of Elan to meet a goal if such failure is a result of (i) [**] its [**] hereunder, or (ii) an [**] that the [**] of the [**] in [**] of such [**].

If Elan elects to stop development of Licensed Products, all license rights shall automatically terminate and Elan shall immediately cease, and shall instruct its Sublicensees, distributors, and Third Party Manufacturers to immediately cease any use of the Licensed Patent Rights, Manufacturing Technology and Know-how, and Elan shall return or destroy, and instruct each of its Sublicensees, distributors, and Third Party Manufacturers, to return or destroy, any Adjuvant in its possession or Control .

4.2	Pre-Clinical and Clinical Programs. Elan or its Sublicensees shall be solely responsible for the conduct of preclinical and human clinical testing, regulatory filings, applications and approvals, and expenses in connection with such clinical development plan.

In connection with all of the foregoing:

(a)

Antigenics Cooperation. Antigenics shall cooperate with and assist Elan, its Affiliates and/or Sublicensees in the preparation and filing of information with respect to the Adjuvant for use in any Investigational New Drug Application, Biologics License Application or any other regulatory filings throughout the Licensed Territory with respect to the Licensed Product. Without limiting the generality of the foregoing, for purposes of supporting all pre-clinical and human clinical trials and all regulatory filings, applications and approvals on the part of

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

Elan with respect to the Licensed Product, Antigenics hereby agrees that on an on-going basis during the Term: (i) Antigenics shall provide Elan with a complete copy of Antigenics’ biologics master file (“BMF”) (including all updated thereto) describing all Manufacturing Information, redacted to remove those portions which contain confidential information of Antigenics’ other licensees or partners, or portions relating to products other than [**]; (ii) Antigenics shall permit Elan and its Sublicensees to cross- reference Antigenics BMF for the Adjuvant with the FDA for clinical trials conducted by Elan using the Adjuvant, and to use excerpts from Antigenics’ BMF for any purpose relating to any clinical trials or marketing applications for Licensed Products; (iii) to the extent not subject to the proprietary rights of Third Parties, Antigenics shall deliver to Elan a copy of Antigenics’ [**] and (iv) an [**], at Elan’s request, shall [**] to [**] the progress of clinical trials of the Licensed Products. Elan will reimburse Antigenics for the foregoing assistance [**], including but not limited to [**], and [**] subject to the prior approval of Elan.

(b)	Adverse Events Reporting. Elan shall conduct the human clinical trials in accordance with the Good Clinical Practice, reporting adverse events to the FDA. Elan agrees, subject to regulatory guidelines and restrictions, to provide Antigenics with all safety information developed during the course of its studies in humans on the Licensed Products. On an on-going basis during the Term and for the shorter of (i) [**] after the expiration or termination of this Agreement or (ii) the term during which either Party has safety reporting responsibilities for the Licensed Products or Adjuvant, each Party agrees to provide the other Party with any written information in its possession and Control which likely related to adverse effects in humans associated with the Adjuvant or any products using the Adjuvant (including but not limited to Licensed Products), and all written information in its possession and Control of a reasonably material nature regarding the amelioration of such adverse events.

(c)	Elan’s [**] and Regulatory Reports. Elan shall provide Antigenics with a [**] of the [**] involving the Adjuvant and consider in good faith Antigenics’ comments on such [**] involving the Adjuvant. Elan also agrees to provide Antigenics with a [**] of the [**] and to [**] the [**] in accordance with the [**]. Elan shall prepare and deliver to Antigenics a copy of a [**] to be used in connection with [**] involving the Adjuvant. On [**] basis, Elan will provide Antigenics with (i) a written report summarizing the clinical trials (including the number of people in such trials), regulatory filings, applications and approval with respect to any License Product that Elan or its Sublicensees (a) have made, sought or obtained in the prior [**] period and (b) reasonably expect to make, seek or attempt to obtain in the ensuing [**] period following the day of the report; and (ii) results of clinical trials conducted by Elan using the Adjuvant.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

Any and all such reports shall be Confidential Information of Elan, and Antigenics shall maintain the confidentiality of such Confidential Information in accordance with the terms and conditions Section 7, provided, however, that Elan grants permission to Antigenics to submit any safety data supplied by Elan relative to human subjects to the FDA and other relevant agencies solely for the purpose for inclusion in the Adjuvant biologics master file or comparable filing. Without limiting the generality of the foregoing, Antigenics warrants that it shall maintain confidential the [**].

ARTICLE V

Representations and Warranties

5.1	Elan represents and warrants to Antigenics as follows as of the Restated Effective Date:

(a)	Organization, Standing and Authority. EPIL is a company duly organized, validly existing and in good standing under the laws of Ireland and EPI is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. Elan has all requisite corporate power to own and operate its properties and assets and to carry on its business as presently being conducted and as proposed to be conducted. Elan has, and will have on all relevant dates, all requisite legal and corporate power to execute and deliver this Agreement, and to carry out and perform its obligations under the terms of this Agreement.

The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Elan corporate action. The performance by Elan of any of terms and conditions of this Agreement on its part to be performed does not and will not constitute a breach or violation of any other agreement or understanding, written or oral, to which it is a party.

5.2	Antigenics represents and warrants to Elan as follows as of the Restated Effective Date:

(a)	Organization, Standing and Authority. Antigenics is a corporation duly organized, validly existing and in good standing under the laws of the state of Massachusetts. Antigenics has all requisite corporate power to own and operate its properties and assets and to carry on its business as presently being conducted and as proposed to be conducted. Antigenics has, and will have on all relevant dates, all requisite legal and corporate power to execute and deliver this Agreement.

The execution and delivery of this Agreement and the performance of the

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

transactions contemplated hereby have been duly authorized by all appropriate Antigenics corporate action. The performance by Antigenics of any of the terms and conditions of this Agreement on its part to be performed does not and will not constitute a breach or violation of any other agreement or understanding, written or oral, to which it is a party. Antigenics has the full right and legal capacity to provide in the Licensed Territory all rights to the Know-how, Manufacturing Technology and Licensed Patent Rights in the Field of Use granted to Elan hereunder.

(b)	Proceedings or Claims. To Antigenics’ knowledge as of the Restated Effective Date, there are no adverse proceedings, claims or actions pending, or threatened, relating to the [**]. Antigenics has the full right and legal capacity to disclose and deliver the [**] to Elan without violating the rights of Third Parties.

(c)	Specifications. The Adjuvant previously supplied to Elan by Antigenics and currently used by Elan in [**] for [**] was manufactured in accordance with the Specifications or as otherwise agreed by the Parties and consistent with the BMF.

ARTICLE VI

Liability

6.1	Indemnification by Elan. During the term of this Agreement and thereafter, Elan shall indemnify and hold Antigenics and its Affiliates harmless against any liability, damages or loss from any claims, demands, suits, or other proceedings (each a “Claim”) arising out of, based on or caused by Elan’s or its Sublicensees or Third Party Manufacturers’ activities with respect to the Adjuvant or Licensed Products, except to the extent that such Claim is due to Antigenics’ gross negligence, willful misconduct, or failure to meet its obligations hereunder. Each Party shall promptly notify the other Party of any such Claim that comes to its attention. Antigenics shall permit Elan (directly or through its Affiliate) to control the investigation, preparation and defense thereof (including any compromise or settlement thereof and any appeal) and provide reasonable assistance to Elan, at Elan’s expense, in that regard.

6.2	Liability. During the term of this Agreement and thereafter, each Party assumes full responsibility and liability for any injury, damage or expense which it or its employees, agents, and invitees incur and which arise from its manufacture, handling and use of the Adjuvant, Manufacturing Improvements or Licensed Products, except to the extent such injury, damage or expense is subject to and indemnification obligation hereunder.

6.3	Indemnification by Antigenics. During the term of this Agreement and thereafter, Antigenics will defend, indemnify and hold harmless Elan and its Affiliates against any and all Claims arising out of, based on or caused by activities of Antigenics or its sublicensees with respect to [**], except to the extent that such Claim is due to Elan’s gross negligence, willful misconduct or failure to meet its obligations hereunder.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

Each Party shall promptly notify the other Party of any such Claim that comes to its attention. Elan shall permit Antigenics (directly or through its Affiliate) to control the investigation, preparation and defense thereof (including any compromise or settlement thereof and any appeal) and provide reasonable assistance to Antigenics, at Antigenics’ expense, in that regard.

ARTICLE VII

Confidentiality

7.1	Confidentiality. The period of disclosure of confidential information (hereinafter referred to as “Information” or “Confidential Information) under this Agreement, including but not limited to information regarding this Agreement, began on the effective date of the earliest of the Previous Agreements.

(a)	Upon the transmission and receipt of Information:

(i)	A confidential relationship with respect to such information will immediately be established between Elan and Antigenics;

(ii)	Elan and Antigenics will each use reasonable care (which shall be at least such care it uses with respect to its own Information) to prevent disclosure or release of the other Party’s Information, including Information received from the other during the term of the Previous Agreements, to any Third Party, except with the other Party’s prior written authorization and consent. Each Party will limit dissemination of Information to its [**] and [**] and [**], and [**] and [**] in connection with [**] (collectively, “Permitted Third Parties”), whose duties justify their need to know such Information, and then only on the basis of a clear understanding by those Permitted Third Parties of their obligation to maintain the proprietary and confidential status of such Information and to restrict the use of such Information solely to legitimate business purposes; and

(iii)	Other than for the purposes contemplated by this Agreement, and except with written authorization and consent, neither Party will use the other Party’s Information for its own benefit or for the benefit of others.

(b)

All information given or transmitted under the terms of this Agreement will be considered to be the transmitting party’s Information, and will remain such, unless as to the item of Information, such Information: (i) was lawfully in the possession of the receiving Party prior to the date of disclosure;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

(ii) becomes public or available to the public otherwise than through any act or default of the receiving Party amounting to breach of this Agreement; (iii) has been lawfully obtained by the receiving Party from a Third Party in lawful possession of such Information and not under obligations of confidentiality with respect to such Information; (iv) was independently developed by the receiving Party without using the disclosing Party’s Information; or (v) is required to be disclosed by the receiving Party to any governmental agency or court of competent jurisdiction, provided in such case that the receiving Party shall provide to the disclosing Party written notice and reasonable opportunity to object to such disclosure or to request confidential treatment thereof and shall reasonably cooperate in any such efforts by the disclosing Party.

(c)	In order to be protected under this Agreement as Information/Confidential Information, such Information/Confidential Information disclosed by either Party must be plainly marked as “CONFIDENTIAL” (or, in the case of oral disclosure, confirmed within thirty (30) days in writing as being proprietary or confidential). However, the receiving Party is not released/relieved of its obligations under this Agreement with respect to such Information/Confidential Information that was not specifically marked confidential but that a reasonable person working in the industry would know that it is Information/Confidential Information.

(d)	The obligations under Article 7 of this Agreement shall survive and continue for [**] after expiration or termination of this Agreement. Upon expiration of Article 7 of this Agreement, all written or tangible Information acquired by either party hereunder shall be returned to the transmitting Party, except that one copy of the disclosed Information may be retained in each Party’s legal department files solely for the purpose of ensuring compliance with its obligations herein.

7.2	Permitted Disclosures. Each Party may disclose the other Party’s Information to the extent such disclosure is reasonably necessary in complying with applicable laws or regulations or order of a governmental agency or a court of competent jurisdiction, or, in the case of [**] or preparing or [**] with respect to [**]; provided, however, that if a Party is required to make any disclosure of the other Party’s Information furnished pursuant to this Agreement, it will give reasonable advance notice of such disclosure requirements to the other Party and, except to the extent inappropriate as in the case of patent applications, will use its commercially reasonable efforts to secure confidential treatment of such information required to be disclosed.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

ARTICLE VIII

Term and Termination

8.1	Term. This Agreement shall commence as of the Restated Effective Date and, unless sooner terminated as provided in this Article 8, shall expire on the date royalties and all other payments are no longer payable by Elan to Antigenics under this Agreement (the “Term”). Upon expiration (but not early termination) the licenses granted to Elan under Section 2.1 shall become fully paid-up, irrevocable, perpetual royalty-free licenses.

8.2	Material Breach. Failure by either Party to comply with any of the material obligations contained in this Agreement shall entitle the other Party to give to the Party in default written notice specifying the nature of the default and requiring it to cure such default. If such default is not cured within [**] after the receipt of such notice, the notifying Party shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement and in addition to any other remedies available to it by law or in equity, to terminate this Agreement effective upon written notice to the other Party. The right of a Party to terminate this Agreement, as hereinabove provided, shall not be affected in any way by its waiver or failure to take action with respect to any previous default. In the event of a non-appealable or unappealed decision by a court of law, that Elan has materially breached this Agreement, or in the event Elan terminates this Agreement, Elan shall immediately cease, and shall instruct its Sublicensees, distributors, and Third Party Manufacturers to immediately cease any use of the Licensed Patent Rights, Manufacturing Technology and Know-how, and, unless otherwise elected in writing by Antigenics, Elan shall return or destroy, and instruct each of its Sublicensees, distributors, and Third Party Manufacturers, to return or destroy, any Adjuvant in its possession or Control.

8.3	Accrued Rights, Surviving Obligations, Sublicensees. Expiration or any termination of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such expiration or termination. Such expiration or termination shall not relieve either Party from obligations which are expressly indicated to survive expiration or termination of this Agreement. Upon termination of this Agreement for any reason, any Sublicensee of Elan not then in default shall have the right to seek a license from Antigenics on the same financial terms set forth herein. Antigenics agrees to negotiate with such Sublicensee in good faith, but shall be under no obligation to grant such license.

8.4	Termination by Elan. Elan may terminate this Agreement [**] by giving [**] written notice to Antigenics, provided that upon such termination all rights to Know-how, Manufacturing Technology and Licensed Patent Rights shall revert to Antigenics.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

In such an event, Elan shall immediately [**], and shall [**] its [**], and [**] to immediately [**] of the [**] and [**], and, unless otherwise elected in writing by Antigenics, Elan shall [**] or [**], and [**] each of its [**], and [**], to [**] or [**], any Adjuvant then in its possession or Control.

ARTICLE IX

Patents

9.1	Inventions. Title to any Licensed Patent Rights will follow inventorship, which will in turn be determined in accordance with the United States laws of inventorship and written evidence of the Parties. Designation of inventors on any patent application is a matter of law and will be solely within the discretion of qualified patent counsel of Antigenics and Elan.

9.2	Patent Prosecution Strategy. Subject to the other terms of this Agreement:

(a)	Antigenics Solely Owned Licensed Patent Rights. During the Term, the filing, prosecution and maintenance of Licensed Patent Rights solely owned by Antigenics will be under the control of Antigenics, as its sole cost and expense.

(b)	Jointly Owned Licensed Patent Rights. During the Term, the filing, prosecution and maintenance of any Licensed Patent Rights jointly owned by the Parties will be under the control of the Party from whom the majority of the data underlying such Licensed Patent Rights arose (the “Controlling Party”), and the Controlling Party is authorized to undertake such filings, prosecutions and maintenance at its sole cost and expense, using patent counsel reasonably satisfactory to the non-Controlling Party and with the reasonable cooperation of the non-Controlling Party and its employees, provided that: (i) the Controlling Party notifies the non-controlling Party reasonably prior to the filing of any such Licensed Patent Rights by the Controlling party and permits review of such proposed Licensed Patent Rights by the non-Controlling Party, (ii) the Controlling Party provides the non-Controlling Party promptly with copies of all communications received by the Controlling Party, (iii) the Controlling Party keeps the non-Controlling Party reasonably informed of the status of such Licensed Patent Rights, and (iv) the Controlling Party provides the non-Controlling Party notice at least [**] in advance of taking or failing to take any action that would affect the scope or validity of any such Licensed Patent Rights (including but not limited to substantially narrowing or canceling any claim, abandoning any such Licensed patent Rights or not filing or perfecting the filing of any such Licensed Patent Rights in any country), with prior written notice of such proposed action or inaction so that the non-Controlling Party has a reasonable opportunity to review and make comments.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

Either Party may assign its rights to any jointly owned Licensed Patent Rights to the other Party, who will have the right in its discretion, to assume the prosecution and maintenance thereof at its sole expense and as the sole owner thereof.

(c)	Elan Solely Owned Inventions. The filing, prosecution and maintenance of patents directed to the Licensed Product or Manufacturing Improvements are solely owned by Elan and will be under the control of Elan, at its sole cost and expense. In the event Elan shall obtain title to a patent claim containing [**] as [**] of its [**] (“[**] Claim”), Elan shall not assert any such claim against Antigenics based on the making, using or selling of [**] other than [**] unless Elan has reasonable grounds to believe it will [**] in the [**] of a [**] not [**] as [**] of its [**] (“[**] Claim”), and if Elan shall prevail on [**] Claim but fail to prevail on [**] claim, Elan shall not seek enforcement of any judgment thereon and shall dismiss said action on said [**] Claim. Subject to payment to Elan as set forth in Section 2.2.1, Elan further agrees not to assert any such [**] Claim against any other licensee of Licensed Patents of Antigenics based on such licensee making, using or selling of [**] unless Elan has reasonable grounds to believe it will [**] such licensee of Antigenics in the [**] of [**] Claim, provided that such licensee has through Antigenics [**] into an [**] to [**] any other [**] of [**] any [**] Claim as to which such licensee has obtained title. If Elan shall [**] on [**] Claim against such licensee but fail to prevail on an Adjuvant-Independent Claim, Elan shall not [**] of [**] thereon and shall [**] said [**] on said [**] Claim.

9.3	Third Party Infringement. Either Party promptly shall notify the other Party in writing of any alleged infringement of the Licensed Patent Rights and of any available evidence thereof. The Parties shall consult as to a potential litigation strategy or strategies against any alleged infringer.

If the Parties commence and prosecute a suit jointly, Elan shall pay all associated attorney’s fees and out-of pocket litigation expenses. All monies recovered upon the final judgment or settlement of any such action shall be used (a) first, to reimburse the costs and expenses (including reasonable attorneys’ fees and cots) of the parties, (b) second (to the extent that damages are awarded for lost sales or lost profits from the sale of Licensed Products), to Elan with Antigenics receiving the royalties that would have been payable to Antigenics on the sale of such Licensed Products, and (c) the remainder to be split between the Parties. If the Parties do not decide to jointly commence an action within [**] of the notice specified above, or otherwise terminate the alleged infringement, Antigenics shall have the right, at its expense, to bring suit against the allegedly infringing party.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

9.4	Trademarks. Elan, at its expense, shall be responsible for the selection, registration and maintenance of all trademarks and tradenames that it employs in connection with Licensed Products. The terms “Trademark” or “Tradename” shall include, without limitation, the name or names of any Licensed Products, the design of the packaging of any Licensed Products, and the appearance of dosage forms of any Licensed Product. Elan shall own such Tradenames and Trademarks and shall retain ownership upon termination of this Agreement. Without the express written consent of Antigenics, Elan shall not sue and shall acquire no interest in the trademarks of Antigenics.

ARTICLE X

Manufacture and Supply

10.1	Selection of Third Party Manufacturer. Antigenics shall continue to assist Elan in evaluating various manufacturers as a Third Party Manufacturer for the Adjuvant by providing the assistance, cooperation and deliverables set forth in this Article 10 and the Technology Transfer Plan hereto attached as Exhibit C. The Third Party Manufacturer shall be selected at Elan’s sole discretion. Elan, alone or together with its Sublicensees, shall be sole parties to an agreement with such Third Party Manufacturer.

10.2	Manufacturing Technology Transfer. The Parties shall use [**] efforts to complete the Manufacturing Technology transfer in accordance with the timelines set forth in this Article 10 and Exhibit C.

10.2.1	Antigenics shall use [**] efforts to ensure timely transfer of Manufacturing Technology to Elan (directly or through its CMO, as directed by Elan in writing) , and complete certain technology transfer events according to the following schedule:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

Technology Transfer Event	Due Date
Disclosure to Elan of [**] at the particular [**]’s listed on Appendix D [**] to Elan.	[**] after requested by Elan
Assistance to Elan [**] of a [**] from those listed on Appendix D by [**] in [**] any [**] for the [**] of [**] between the [**], Antigenics and Elan and [**] or by [**] between the [**], Antigenics, Elan and [**].	[**] after the latter of (i) the Restated Effective Date or (ii) request from by Elan

At the request of Elan, and upon completion of any [**] as described above, Antigenics will provide [**] of the [**] (“[**]”) made by Antigenics, and the [**] from [**] by Elan from those listed on Appendix D.

[**] after execution of [**]
Delivery of all [**] within [**] of the Technology Transfer Plan to Elan.	[**] after the Restated Effective Date

10.2.2	In addition to Elan’s rights to reference Antigenics’ BMF as set forth in Section 4.2(a), Elan shall also have the right to file and use its own BMF for any purpose relating to any clinical trials or marketing applications for Licensed Products, and, subject to Section 2.2 with respect to Manufacturing Improvements, shall provide and hereby provides Antigenics and its Affiliates, as well as its Third Party manufacturer, licensees and customers with an automatic, blanket right to cross-reference such BMF of Elan for all indications, and shall promptly cooperate with Antigenics and provide Antigenics with any necessary documentation to effectuate the foregoing. Elan shall use its [**] efforts to obtain similar rights for Antigenics from Elan’s Sublicensees, Affiliates, and Third Party manufacturers, as applicable.

10.2.3

During the Term of this Agreement, (i) Antigenics will [**] perform [**] of the Technology Transfer Plan, (ii) Antigenics will [**] assist in the [**] of the [**] at the [**], including, as [**] requested by Elan, [**] up to [**] at a [**] to facilitate [**], or at the [**] regarding the [**], provided that the obligations of Antigenics under this subsection (ii) shall not extend beyond [**] from the Restated Effective Date, (iii) Antigenics will [**] cooperate with regulatory authorities to assist Elan with [**] any [**] as a [**] of [**], and (iv) Antigenics will continue to provide assistance as [**] or [**] for Elan or a Third Party Manufacturer to [**] for the [**] and [**] of [**], including [**] any [**] as [**] requested by Elan in excess of the [**] meetings that it may be [**] in accordance with Section 10.2.3(ii) (provided that such [**] does not [**] with Antigenics’ [**]) (such services under

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

this Section 10.2.3 (iv) “Consulting Services”), and Antigenics will [**] cooperate with Elan’s requests to seek [**] from Antigenics’ [**], and [**],[**] in coordination with Antigenics provided that such cooperation, [**] does not [**] with Antigenics’ [**].

10.3	Purchase and Supply Obligations. From the Restated Effective Date subject to the provisions set forth in Sections 2.2, 3.1, 3.3, 10.1, 10.2.1 and Section 10.3.2, Elan shall have no further obligation to purchase Adjuvant from Antigenics (or its Affiliates or Third Party designee), and Antigenics (or its Affiliates or Third Party designee) shall have no further obligation to supply Adjuvant to Elan and its Sublicensees and, subject to the remaining provisions of this Agreement, Elan, its Sublicensees and/or selected Third Party Manufacturer shall have the right to manufacture its Adjuvant Requirements. Except as otherwise expressly set forth herein, including Section 10.3.1, the Parties hereby mutually agree that this Agreement will entirely supersede the Supply Agreement as of the Restated Effective Date.

10.3.1	The Parties hereby mutually agree to cancel, and hereby cancel [**] pursuant to the [**] and agree that neither Party shall have any obligations under Sections 2.4 or 2.5 of the Supply Agreement as of the Restated Effective Date. For the avoidance of doubt, the Parties agree that Elan’s [**] of [**] for [**] of [**] for [**] (the “[**]”) remains in effect and that the terms of the Supply Agreement applicable to [**] shall survive.

10.3.2	In the event Antigenics shall fail to meet any of the Technology Transfer Events by the corresponding due dates set forth above in Section 10.2.1, except to the extent due to the [**] or [**] on the part of [**] or [**], and fails to remedy such failure within [**] of receiving notice of such failure from Elan, then unless Antigenics shall demonstrate that Antigenics is willing and able to [**] of [**] of [**] by [**]:

a)	Notwithstanding the Parties [**] with respect to [**] to [**], Elan may either [**] its [**] from a [**] or [**] or [**] for its [**] its [**];

b)	Elan shall have no obligation to [**] any [**] to Antigenics under Section [**]; and

c)	Antigenics shall [**] Elan [**] and [**] cooperate with [**] to [**] as a [**] of the [**].

10.4	Subject to Article 2, Antigenics reserves the right to manufacture (or have manufactured) and supply QS-21 for itself, Affiliates and/or any Third Parties.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

10.5	On an ongoing basis as may be [**] for the manufacture of Adjuvant for the development and commercialization of Licensed Products, and as may be [**] requested by Elan and to the extent [**], Antigenics’ shall use [**] efforts to: (i) [**] to a [**] additional [**] to [**], including but not limited to [**] to such [**] by Antigenics pursuant to its written agreements with [**], and (ii) [**] or [**] such [**] and [**] to [**] relating to the [**] of (i). This provision shall in no way be construed as an obligation on the part of Antigenics to renegotiate and contractual arrangements between Antigenics and [**] or any [**].

10.6	Each Party agrees during the Term of this Agreement to [**] consider any [**] request of the other Party to assist such requesting Party in [**] from the [**] of the other Party on terms and conditions similar to those given the non-requesting Party if such [**] to the requesting Party would not interfere with the [**] needs of the non-requesting party or its other licensees, sublicensees, or customers, as the case may be.

ARTICLE XI

Recordkeeping and Inspection

11.1	Technical Records. With respect to any Manufacture and supply of Adjuvant Requirements prior to the Restated Effective Date, Antigenics shall keep properly completed technical books and records, test data and reports as required under the Specifications and all applicable laws and regulations, including but not limited to cGLPs or cGMPs (as appropriate), and in any case shall maintain such technical information for at least [**] from the [**] of [**] or longer if required under applicable laws and regulations (including but not limited to cGLPs and cGMPS, as applicable). During regular business hours and upon reasonable advance written request, Antigenics shall make any such technical information relating to [**] of [**] under the prior Supply Agreement available to Elan for inspection.

11.2	Regulatory Inspections and Reporting. Subject to any obligations of confidentiality Antigenics may have to one or more Third Parties, Antigenics shall provide Elan with copies of all correspondence with the FDA and other regulatory authorities of a compliance nature which may materially adversely impact the continued manufacture of Elan’s Adjuvant Requirements in accordance with the terms and conditions of this Agreement.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

ARTICLE XII

Miscellaneous Provisions

12.1	No Partnership. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, distributorship, agency, employer-employee or joint venture relationship between the Parties. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

12.2	Assignments. Neither Party shall assign any of its right or obligations hereunder or this Agreement except that either Party may do so: (a) to a Third Party (“Acquiring Party”) as incident to the merger, consolidation, reorganization or acquisition of stock or assets affecting all or substantially all of the assets of such Party relating to the subject matter of this Agreement; (b) to an Affiliate; (c) with the prior written consent of the other Party; or (d) as incident to a joint venture between Elan and a corporate entity. However, in the event that Antigenics makes such an assignment to an Acquiring Party, and such Acquiring Party is a [**], then [**] shall have no further obligations under [**] to [**]. As used herein, a [**] shall mean a [**] and/or [**] in the [**] or [**]. This Agreement shall be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section 12.2 shall be void.

12.3	Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, Antigenics agrees to provide a letter to FDA authorizing Elan to cross reference Antigenics’ BMF for the Adjuvant.

12.4	No Name or Trademark Rights. Except as otherwise provided herein, no right, express or implied, is granted by this Agreement to use in any manner the names of the Parties or any version or contraction thereof or any other trade name or trademark of Antigenics or Elan in connection with the performance of this Agreement.

12.5

Public Announcements. Except as may otherwise be required by applicable laws, rules or regulation or Security and Exchange Commission reporting requirements, neither Party shall issue any press release or make any other public announcement relating to this Agreement without the prior written consent of the other Party (not to be unreasonably withheld). In the event one Party requests the consent of the other Party with respect to any public disclosure, the other Party shall review and respond to such consent within [**]. In addition and notwithstanding the foregoing, once any press release or other public announcement is approved for disclosure by the Parties, either Party hereto may

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

make a subsequent public disclosure of the contents of such approved press release or other public announcement without any further notice to, or consent or review of, the other Party. Notwithstanding the provisions of Section 12.11 below, for purposes of this Section 12.5, and notices may be sent via email, if to Antigenics, to ssharp@antigenics.com with a copy to kvalentine@antigenics.com, and if to Elan, to john.donahue@elan.com.

12.6	Force Majeure. If any default or delay occurs which prevents or materially impairs a Party’s performance and is due to a cause beyond the Party’s reasonable control, including but not limited to any act of any god, flood, fire, explosion ,earthquake, casualty, accident, war, terrorism, revolution, civil commotion, blockade or embargo, injunction, law, proclamation, order, regulation or governmental demand, the affected Party promptly shall notify the other Party in writing of such cause and shall exercise diligent efforts to resume performance under this Agreement as soon as possible. Neither Party shall be liable to the other Party for any loss or damage due to such cause. Neither Party may terminate this Agreement because of such default or delay, unless such event continues unabated for a period of [**], in which case the Party disadvantaged by such default or delay may, at its option, terminate this Agreement upon written notice to the other Party.

12.7	Entire Agreement of the Parties, Amendments. This Agreement, including the exhibits attached hereto which are incorporated herein, constitutes and contains the entire understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether verbal or written, between the Parties respecting the subject matter hereof. No waiver, modification or amendment or any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each of the Parties.

12.8	Severability. In the event that any of the provisions of this Agreement shall for any reason be held by any court or authority of competent jurisdiction to be invalid, illegal or unenforceable, such provision or provisions shall be validly reformed to as nearly as possible approximate the intent of the Parties and, if unenforceable, shall be divisible and deleted in such jurisdiction; elsewhere, this Agreement shall not be affected so long as the Parties are still able to realize the principal benefits bargained for in this Agreement.

12.9	Captions. The captions to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

12.10	Applicable Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware applicable to agreements made and performed wholly within such state without regard to its principles of conflicts of laws.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

12.11	Notices and Deliveries. Any notice, requests, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by facsimile (with written confirmation to follow via United States first class mail) [**] after being sent by United States certified mail to the Party to whom it is directed at its address shown below or such other address as such Party shall have last given by written notice to the other Party in accordance with this Section.

If to Antigenics, addressed to:

Antigenics Inc.

3 Forbes Road

Lexington, MA 02421

Attn: Chief Financial Officer

With a copy to:

Antigenics Inc.

3 Forbes Road

Lexington, MA 02421

Attn: Legal Department

If to Elan, addressed to:

Elan Pharmaceuticals, Inc.

800 Gateway Boulevard

South San Francisco, CA 94080

Attn: Chief IP Counsel

With a copy to:

Elan Pharma International Ltd.

Monksland, Athlone

County Westmeath, Ireland

Attn: Director

12.12	Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by facsimile or electronic copies bearing the facsimile signatures of the Parties shall constitute a valid and binding execution and delivery of this Agreement by the signing Party, and such facsimile and/or electronic copies shall constitute original documents.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

12.13	Compliance with Laws. Elan and Antigenics each shall comply with all applicable laws in connection with its own performance under this Agreement. Without limiting the generality of the foregoing, Elan shall be responsible for compliance with all applicable product safety, product testing, product labeling, package marking, and product advertising laws and regulations, except with respect to efforts performed by Antigenics in which case Antigenics shall be responsible for its activities as governed by such laws and regulations.

12.14	Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by a Party and shall be able to be relied fully on by the Parties. In addition, unless otherwise expressly noted herein, the following provisions shall survive expiration or termination of this Agreement: Articles 3 (in the event of early termination), 5, 6, 7, and 12 and Sections 2.1 (in the event of expiration only) 2.2 (first paragraph), 2.2.1, 3.6, 8.3, 9.2(c), 9.4, 10.2.2, 10.3 (first paragraph) and 11.1. In addition and for the avoidance of doubt, any payment obligations owing to Antigenics prior to the date of expiration or termination of this Agreement shall survive until fulfilled.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed by their respective corporate officers, duly authorized as of the dates written below.

Elan Pharma International Ltd.

By:	/s/ Shane Cooke

Name:	Shane Cooke

Title:	Director

Date:	14/9/09

Antigenics

By:	/s/ Shalini Sharp

Name:	Shalini Sharp

Title:	CFO

Date:	9/14/09

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of Antigenics executing and delivering the within agreement, EPI hereby unconditionally guaranties to Antigenics, its successors and assigns, full and prompt payment and performance of all of the obligations of EPIL in connections with the within Agreement. This guaranty shall operate as continuing, absolute and irrevocable. The liability of EPI hereunder should be primary, and EPI hereby waives all suretyship defenses.

Elan Pharmaceuticals, Inc.

By:	/s/ John L. Donahue

Name:	John L. Donahue

Title:	Assistant Secretary

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

EXHIBIT A

Licensed Patent Rights

U.S. Patent No. [**], entitled [**] inventors [**], issued [**] (filed [**])

Country	Serial Number
[**]	[**]

U.S. Patent No. [**], entitled, [**] inventors [**], issued [**] (filed [**])

Country	Serial Number
[**]	[**]

U.S. Patent No. [**], entitled, [**] inventors [**], issued [**] (filed [**])

Country	Serial Number
[**]	[**]

U.S. Patent No. [**], entitled, [**] inventors [**], issued [**] (filed August 6, 1999)

Country	Serial Number
[**]	[**]

And any substitutions, extensions, reissues, reexaminations, renewals, divisions, continuations and continuations-in-part of the foregoing.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

EXHIBIT B

CERTIFICATE OF CONFORMANCE

Product Name: QS-21

PURITY ANALYSIS

		Assay		Specification

1.0	[**]		[**]

[**]

2.0	[**]		[**]

3.0	[**]		[**]

4.0	[**]		[**]

5.0	[**]		[**]

6.0	[**]		[**]

IDENTITY

		Assay		Specification

1.0	[**]		[**]

2.0	[**]		[**]

3.0	[**]		[**]

4.0	[**]		[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

EXHIBIT C

Manufacturing Technology Transfer Plan

Phase 1: Transfer of Enabling Technology

1.1. Transfer of the Enabling Manufacturing Technology Package

In accordance with the terms of this Agreement, Antigenics MA will transfer to Elan, [**] and/or a Third Party Manufacturer, as Elan directs, information in the form of written documents regarding:

1.	Manufacturing

2.	Quality Control

3.	QS21 Stability

These documents are detailed in Tables 1 through 4.

1.1.1. Manufacturing

Manufacturing Methods are outlined in Table 1. This includes all Master Batch Records (MBR) and Solution Lot Records (SLR) that define how the product is manufactured. The individual records define the equipment used, how the equipment is prepared, and any instrument parameters used in the purification of QS-21. Batch records define the methods used to support appropriate in-process testing.

A Process outline will be provided and contains a brief description, process flow diagram, role of each step and acceptance criteria for intermediates and final product.

The sourcing of the bark extract- ‘Raw’ material –is documented in [**] and [**] and alternate vendors for any materials will be defined in [**] or [**] documentation.

Raw materials specifications, current sourcing references and known alternatives to be located in individual [**] documentation for the appropriate materials. A table of supplies and raw materials suppliers will be provided.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

Table 1: Manufacturing Documentation – Master Batch Records & Solution Lot records

Overall process description and flow diagram linking the following production batch records will be provided - see 1.1.1. A detailed equipment list is contained within each of the MBRs. Vendor information is referenced within [**] documentation and documentation of current [**] are contained within [**].

Document Number	Document Title
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

1.1.2. Quality Control

The following Quality Control information will be provided as detailed in Table 2.

¡	QC SOP’s/Test Methods

¡	In process control SOP’s/Methods

¡	Sampling methods / SOP’s

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

Table 2: Quality Control Documentation

Document Number	Document Title
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

•	assay methods contained within body of document

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

**Available vendor methods - [**] and [**] will be provided; these detail primarily sample preparation. There are no [**] performed for measuring [**] in individual lots of QS-21. Toxicology data is contained within [**] documentation.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

Table 2: Quality Control Documentation (continued)

Document Number	Document Title
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

1.1.3. Stability

The following stability documentation outlined in Table 3 and covering final QS-21 product and in-process stability evaluations will be provided:

Table 3: Stability Documentation

Document/Part Number	Document Title
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

1.1.4. Regulatory Status

Antigenics MA will provide Elan with the following documents exchanged with Regulatory Authorities with regard to [**], redacted as appropriate to remove 3rd party information:

Table 4: Regulatory Documentation - Submissions to [**].

Submission Number	Document Detail	Submission Date
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

Table 4: Regulatory Documentation (cont)

Submission Number	Document Detail	Submission Date
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

Table 4: Regulatory Documentation (cont)

Submission Number	Document Detail	Submission Date
[**]	[**]	[**]

Table 4: Regulatory Documentation (cont)

Submission Number	Document Detail	Submission Date
[**]	[**]	[**]
[**]	[**]	[**]

[**]

Antigenics released a [**] for the [**] of [**] of QS-21 to a number of [**] and received [**] responses to this [**]. The names of the [**] that [**] to the [**] are indicated in Exhibit D below. Elan has indicated its desire to perform an initial [**] of [**] of these [**]. To further assist Elan with [**] of a [**], Antigenics will provide Elan with a copy of the [**] as submitted, a copy of the [**] responses and Antigenics summary document describing any follow up with the [**]. Antigenics will cooperate further with Elan and will be [**] for [**] and/or [**] with the Elan team and [**]. This will be arranged by Elan/Antigenics and [**] staff. Antigenics will arrange for [**] of the [**] with the [**] such that the [**] can be [**].

Phase 2: Regulatory Status

Antigenics will provide Elan with the following documents exchanged with Regulatory Authorities with regard to [**], redacted as appropriate to remove 3rd party information:

Table 5: Regulatory Documentation - Submissions to [**].

Submission	Document Detail	Date
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

Phase 3: Supplemental Materials, Documentation and Ongoing Commitments

Antigenics will provide QS21 working standard of [**] to [**] of [**] of the transfer. This working standard is derived from a previously manufactured and released batch of QS21. In addition, Antigenics will provide documentation on the manufacture of the QS-21 standard.

Additional supplemental documentation will be provided by Antigenics MA promptly following signing of the Agreement. This documentation will include [**] will describe [**] to the current manufacturing process and quality control assays for QS-21. [**] the documents referenced in the [**] to be provided.

Antigenics will promptly provide ongoing regulatory updates to the BMF.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

EXHIBIT D

POTENTIAL [**] IDENTIFIED BY ANTIGENICS

[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.